Filed Pursuant to Rule 497(a)

File No. 333-227605

Rule 482AD Offering Notification

Great Elm Capital Corp. Announces Public Offering of Senior Notes

WALTHAM, Mass., June 10, 2019 — Great Elm Capital Corp. (the “Company” or “GECC”) (NASDAQ: GECC) announced today the commencement of an underwritten public offering of senior notes due 2024 (the “Notes”). The Notes are expected to be listed on The Nasdaq Global Market under the trading symbol “GECCN,” and to trade thereon within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined at the time of the pricing of the offering. The Notes have a private credit rating of BBB from Egan-Jones Ratings Company.*

The Company intends to use the net proceeds from this offering to make investments consistent with its investment objectives and for general corporate purposes. Pending the investment of the net proceeds in investments consistent with its investment objectives, the Company may invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities, money market mutual funds and other high quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS) and Janney Montgomery Scott LLC are acting as joint book-running managers for the offering. Incapital LLC is acting as lead manager for the offering.

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet been declared effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The offering will be made only by means of a prospectus, copies of which may be obtained, when available, from:

Ladenburg Thalmann & Co. Inc.

277 Park Avenue, 26th Floor

New York, New York 10172

or:

1-800-573-2541

or:

prospectus@ladenburg.com

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated June 6, 2019, which has been filed with the SEC, contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Great Elm Capital Corp.

Great Elm Capital Corp. is an externally managed, specialty finance company focused on investing in debt instruments of middle market companies. GECC elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. GECC targets special situations and catalyst-driven investments as it seeks to generate attractive, risk-adjusted returns through both current income and capital appreciation.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimate,” “aim,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, the price of GECC common stock and the performance of GECC’s portfolio and investment manager. Information concerning these and other factors can be found in GECC’s Annual Report on Form 10-K and other reports GECC has filed with the SEC. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Investor Relations

+1 617 375-3006

investorrelations@greatelmcap.com